UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________
Form 8-K
Current Report
_______________________________
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 8, 2018
Date of Report (Date of earliest event reported)

Fidelity Southern Corporation
(Exact name of registrant as specified in its charter)

Georgia	No. 001-34981	No. 58-1416811
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3490 Piedmont Road, Suite 1550
Atlanta, Georgia	30305
(Address of principal executive offices)	(Zip Code)
(404) 639-6500
Registrant’s telephone number, including area code
________________________________
 N/A
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01 Regulation FD Disclosure
On May 8, 2018, Fidelity Southern Corporation (”Fidelity”) is furnishing as Exhibit 99.1 to this report presentation materials anticipated to be used in meetings with investors. These supplemental materials will also be available on Fidelity's website at www.fidelitysouthern.com.

The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibits 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless Fidelity specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Investor Presentation, dated May 8, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY SOUTHERN CORPORATION
(Registrant)
/s/ Charles D. Christy
Charles D. Christy
Executive Vice President and Chief Financial Officer

May 8, 2018